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                              PLEDGE AGREEMENT

    THIS PLEDGE AGREEMENT ("Pledge Agreement") is made and dated as of this 5th day of May, 1997, by AIMCO Properties L.P., a Delaware limited partnership ("AIMCO") and Terry Considine and Peter K. Kompaniez (each, a "Common Stockholder," and collectively, the "Common Stockholders"; AIMCO and the Common Stockholders are individually and collectively referred to herein as "Pledgor") and Bank of America National Trust and Savings Association, a national banking association ("BofA"), as Agent ("Secured Party") for BofA, Smith Barney Mortgage Capital Group, Inc., a Delaware corporation and the other lenders ("Lenders") from time to time party to the Acquisition Sub Credit Agreement described below. Capitalized terms used but not defined herein shall have the meanings set forth in the Guaranty described below or, if not defined therein, in such Acquisition Sub Credit Agreement.

                                   RECITALS

    A. The Lenders have extended credit to or for the benefit of AIMCO/NHP Holdings, Inc., a Delaware corporation ("Acquisition Sub"), on the terms and subject to the conditions set forth in the Acquisition Sub Credit Agreement, dated as of May 5, 1997 (as amended, modified, waived or replaced from time to time, the "Acquisition Sub Credit Agreement") under which the Lenders have committed to make available to the Acquisition Sub a credit facility of up to $76,000,000. Secured Party is the agent for the Lenders.

    B. AIMCO and Apartment Investment and Management Company, a Maryland corporation (the "REIT") (individually, a "Guarantor" and collectively, the "Guarantors") have guarantied the obligations of Acquisition Sub pursuant to a Payment Guaranty, dated as of May 5, 1997 (the "Guaranty"). Pledgor has agreed to pledge and to grant to Secured Party a security interest in and lien upon the Collateral (as defined in Paragraph 2 below) as security for all Obligations (as defined in Paragraph 3 below), for the ratable benefit of the Lenders.

    C. Pledgor is the owner of Stock in Acquisition Sub, consisting of the interests described on SCHEDULE 1 attached hereto.

    NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees as follows:

                                   AGREEMENT

    1. GRANT OF SECURITY INTEREST. Pledgor hereby pledges and grants to Secured Party a security interest in the property described in Paragraph 2 below (collectively and severally, the "Collateral") to secure payment and performance of the Obligations.

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    2.   COLLATERAL. The Collateral shall consist of the following, whether now existing or hereafter arising:

         (a) SECURITIES. All shares of capital stock or other equity or beneficial interests in the Acquisition Sub held by Pledgor, including, without limitation, the stock described on SCHEDULE 1 attached hereto, all related securities, warrants, options or rights to receive any capital stock or other equity or beneficial interests, and any interest of Pledgor in the entries of on the books of any financial intermediary pertaining thereto. All of the foregoing are collectively referred to herein as the "Pledged Stock";

         (b) CERTIFICATES. All certificates (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), options or rights, whether as an addition to, in substitution of, as evidence of, or in exchange for, any of the Pledged Stock;

         (c) ADDITIONAL SHARES. All additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Stock from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Stock), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights;

         (d) DISTRIBUTIONS, DIVIDENDS. ETC. All rights of Pledgor as a shareholder or other holder of any equity or beneficial interest in the Acquisition Sub, including, without limitation, all management and voting rights, all rights to distributions, dividends, the payment of money or the distribution of other property from the Acquisition Sub (including, without limitation, all rights to receive profits or surplus of, or other distributions or compensation by way of income, return of capital or any liquidating or other distribution from the Acquisition Sub and whether such distributions or payments are on account of Pledgor's interest as a shareholder or other holder of any equity or beneficial interest in the Acquisition Sub, as a creditor of the Acquisition Sub, or otherwise), and all rights to the assets of the Acquisition Sub held by Pledgor or accruing to Pledgor under the Organizational Documents for the Acquisition Sub or under applicable law. All such rights are collectively referred to as the "Pledged Rights";

         (e) BOOKS AND RECORDS. All present and future books and records relating to the Collateral to the extent Pledgor has rights therein, including, without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to the Collateral or the business thereof, all receptacles and containers for such records, and all files and correspondence relating thereto; and

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         (f)  PROCEEDS. All proceeds of the foregoing Collateral. For purposes of this Pledge Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

         Nothing contained herein shall be deemed to render Secured Party or any Lender responsible for any liabilities or obligations of Pledgor with respect to the Pledged Stock or any other portion of the Collateral.

    3. OBLIGATIONS. The obligations secured by this Pledge Agreement shall consist of all obligations and liabilities, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C.
Section 362(a) or any successor provision), of all obligations and liabilities of every nature of the Guarantors under the Guaranty, whether now or hereafter existing, and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to any of the Guarantors, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owned with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "Underlying Debt"), and all obligations of every nature of Pledgor now or hereafter existing under this Pledge Agreement (all such obligations of Pledgor, together with the Underlying Debt, being the "Obligations").

    4. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents, warrants and covenants with Secured Party that:

         (a) OWNERSHIP OF COLLATERAL. Pledgor is the sole owner of and has good title to the Collateral (or, in the case of after-acquired Collateral, at the time Pledgor acquires rights in the Collateral, will be the owner thereof) and is the record and beneficial owner of the Pledged Stock included in the Collateral described on SCHEDULE 1.

         (b) PERFECTION AND PRIORITY. The pledge of the Collateral pursuant to this Agreement creates (together with (i) the delivery to Secured Party of all stock certificates representing the Pledged Stock, and (ii) filing of Uniform Commercial code financing statements with the Secretary of State of Colorado (and, in the case of Peter Kompaniez, California) a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations. Except for the security interests in favor of Secured Party hereunder, no Person has (or, in the case of after-acquired Collateral, at the time Pledgor acquires rights therein, will have)

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any right, title, claim or interest (by way of security interest or other lien or charge) in, against or to the Collateral.

         (c) ACCURACY OF INFORMATION. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Pledgor with respect to the Collateral is or will be true and correct.

         (d) DELIVERY OF DOCUMENTS. ETC. Pledgor has delivered to Secured Party (i) true and correct copies of the Organizational Documents for the Acquisition Sub, (ii) all instruments, documents, chattel paper and other items of Collateral in which a security interest is or may be perfected by possession, and (iii) any certificated Pledged Stock together with such additional writings, including, without limitation, assignments and stock powers, with respect thereto as Secured Party shall have requested.

         (e) PLEDGED SHARES. The Pledged Stock has been validly issued and is fully paid and nonassessable; and there are no outstanding options, warrants or other agreements with respect thereto. The Pledged Stock constitutes all of the issued and outstanding shares of capital stock and the equity and beneficial interests in the Acquisition Sub.

         (f) ORGANIZATIONAL DOCUMENTS. The terms of the Organizational Documents for the Acquisition Sub have not been modified or waived in any respect from such documents delivered to Secured Party pursuant to Section 4(d)(i) above.

         (g) SET-OFF. Neither the Acquisition Sub nor any of the other shareholders, partners, members or other holders of equity or beneficial interests in the Acquisition Sub has any defense, set-off, claim or counterclaim against Pledgor which can be asserted against Secured Party, whether in any proceeding to enforce Secured Party's rights in the Collateral or otherwise.

         (h) NO DEFAULT. There is no default by Pledgor under the Organizational Documents for the Acquisition Sub nor has any event occurred which, with the passage of time or giving of notice, or both, would constitute a default thereunder.

     5. COVENANTS AND AGREEMENTS OF PLEDGOR. In addition to all covenants and agreements of Pledgor set forth in any other agreement with Secured
Party, which are incorporated herein by this reference, Pledgor hereby agrees:

         (a) MAINTENANCE OF COLLATERAL. Pledgor agrees to do all acts that may be necessary to maintain, preserve and protect the Collateral.

         (b) USE OF COLLATERAL. Pledgor agrees not to use or permit any Collateral to be used unlawfully or in violation of any provision of the Guaranty, or any applicable statute, regulation or ordinance covering the Collateral.

         (c) TAXES. Pledgor agrees to pay all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral prior to the

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time the same become delinquent, except for those being contested in good faith by appropriate proceedings and for which the Pledgor has provided adequate reserves.

         (d) FINANCING STATEMENTS. Pledgor agrees to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or appropriate by Secured Party to perfect, maintain and protect its security interest hereunder and the priority thereof and to deliver promptly to Secured Party all originals of Collateral or proceeds consisting of chattel paper or instruments.

         (e) ACTIONS. Pledgor agrees to appear in and defend any action or proceeding which may affect its title to or Secured Party's interest in the Collateral.

         (f) USE OF PROCEEDS. Pledgor agrees, if the Lenders give value to enable Pledgor to acquire rights in or the use of any Collateral, to use such value for such purpose.

         (g) RECORDS. Pledgor agrees to keep separate, accurate and complete records of the Collateral and to provide Secured Party with such records and such other reports and information relating to the Collateral as Secured Party may reasonably request from time to time.

         (h) SALE OR ENCUMBRANCE. Except as permitted under Section 7.07 of the Acquisition Sub Credit Agreement, Pledgor agrees not to surrender or lose possession of (other than to Secured Party), sell, encumber, or otherwise dispose of or transfer any Collateral or right or interest therein and, notwithstanding any provision of the Organizational Documents, to keep the Collateral free of all levies and security interests or other Liens, charges, preferences or priorities, except those approved in writing by Secured Party.

         (i) PROCEEDS. Pledgor agrees to account fully for and promptly deliver to Secured Party, in the form received, all proceeds of the Collateral received, endorsed to Secured Party as appropriate, and until so delivered all proceeds shall be held by Pledgor in trust for Secured Party, separate from all other property of Pledgor and identified as the property of Secured Party.

         (j) LOCATION OF RECORDS. Pledgor agrees to keep the records concerning the Collateral at the location set forth in Section 24 below and not to remove the records concerning the Collateral from such location without the prior written consent of Secured Party.

         (k) DISSOLUTION. Except as permitted under Section 7.07 of the Acquisition Sub Credit Agreement, Pledgor agrees not to permit or take any action to dissolve or terminate the Acquisition Sub.

         (l) COMPLIANCE WITH LAWS. To comply with all laws, regulations and ordinances relating to the possession, operation, maintenance and control of the Collateral.

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         (m)  SAFEKEEPING. That such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of such Collateral when in Secured Party's possession.

         (n) PAYMENT OF SECURED PARTY'S COSTS AND EXPENSES. To reimburse Secured Party upon demand for any reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, Secured Party may incur while exercising any right, power or remedy provided by this Pledge Agreement or by law, all of which costs and expenses are included in the Obligations secured hereby.

         (o) NOTICE OF CHANGES. To give Secured Party thirty (30) days prior written notice of any change in Pledgor's residence or chief place of business or legal name or trade name(s) or style(s) set forth in Section 24 of this Pledge Agreement.

         (p) DIVIDENDS ON PLEDGED RIGHTS AND PLEDGED STOCK. To account fully for and promptly deliver to Secured Party, as additional Collateral hereunder, in the form received, any dividend or any other distribution on account of its Pledged Rights and Pledged Stock, if any, whether in cash, securities or property by way of stock-split, spin-off, split-up or reclassification, combination of shares or the like, or in case of any reorganization, consolidation or merger. Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities of the Acquisition Sub referred to in Section 1(c), promptly (and in any event within five Business Days) deliver to Secured Party a Pledge Amendment, duly executed by Pledgor, in substantially the form of EXHIBIT A annexed hereto (a "Pledge Amendment"), in respect of the additional Pledged Stock to be pledged pursuant to this Pledge Agreement. Pledgor hereby authorizes Secured Party to attach each Pledge Amendment to this Pledge Agreement and agrees that all Pledged Stock listed on any Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Collateral; PROVIDED that the failure of Pledgor to execute a Pledge Amendment with respect to any additional Pledged Stock pledged pursuant to this Pledge Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

         (q) AMENDMENT OF ORGANIZATIONAL DOCUMENTS. Not to amend or permit the amendment of the articles of incorporation, by-laws or other
Organizational Documents of the Acquisition Sub.

         (r) COMPLIANCE WITH ACQUISITION SUB CREDIT AGREEMENT. To cause the Acquisition Sub to comply with all the terms of the Acquisition Sub Credit Agreement.

    6.   AUTHORIZED ACTION BY SECURED PARTY.

         (a) Pledgor hereby agrees that from time to time, without presentment, notice or demand, and without affecting or impairing in any way the rights of Secured Party with respect to the Collateral, the obligations of Pledgor hereunder or the Obligations, Secured Party may, but shall not be obligated to and shall incur no liability to Pledgor or any third party for failure to take any act which Pledgor is obligated by this Pledge Agreement to do, during the

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existence of an Event of Default, exercise such rights and powers as Pledgor might exercise with respect to the Collateral, and Pledgor hereby irrevocably appoints Secured Party as its attorney-in-fact to, during the existence of an Event of Default, exercise such rights and powers, including without limitation: (i) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (ii) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (iii) insure, process and preserve the Collateral; (iv) transfer the Collateral to its own or its nominee's name; (v) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; and (vi) to notify any account pledgor on any Collateral to make payment directly to Secured Party.

         (b) So long as no Event of Default shall have occurred and be continuing:

              (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement; PROVIDED, HOWEVER, that Pledgor shall give Secured Party at least 10 Business Days' prior written notice with respect to any shareholder vote with respect to any act or undertaking which, if effected, would have a Material Adverse Effect or would violate the Credit Agreement; and

              (ii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above.

         (c) Upon the occurrence and during the continuation of an Event of Default, and upon written notice from Secured Party to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(b)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights;

         (d) In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section(6)(c)(i) and to receive all dividends and other distributions which it is entitled to receive hereunder, (i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Stock and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Stock would be entitled (including, without limitation, giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Stock on the record books of the issuer thereof) by any other Person (including

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the issue of the Pledged Stock or any officer or agent thereof), upon the occurrence and during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Obligations.

    7. DEFAULT. The occurrence of any Guarantor Event of Default shall constitute an Event of Default hereunder.

    8. REMEDIES. Upon the occurrence and during the continuance of any such Event of Default, provided that Guarantor shall then be obligated to pay all sums then due and owing on the Guarantied Indebtedness in accordance with
Section 2.01(b) of the Guaranty, Secured Party may, at its option, and, without notice to or demand on Pledgor and in addition to all rights and remedies available to Secured Party under any other agreement do any one or more of the following:

         (a) GENERAL ENFORCEMENT. Foreclose or otherwise enforce Secured Party's security interest in any manner permitted by law, or provided for in this Pledge Agreement;

         (b) SALE, ETC. Sell, lease or otherwise dispose of any Collateral at one or more public or private sales at Secured Party's place of business or any other place or places, including, without limitation, any broker's board or securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Secured Party may determine;

         (c) COSTS OF REMEDIES. Recover from Pledgor all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by Secured Party in exercising any right, power or remedy provided by this Pledge Agreement or by law with respect to the Collateral;

         (d) ASSEMBLY OF COLLATERAL. Require Pledgor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party;

         (e) TAKE POSSESSION OF COLLATERAL. Enter onto property where Collateral is located and take possession thereof with or without judicial process. Pledgor expressly waives any constitutional or other right to a judicial hearing prior to the time Secured Party takes possession of the Collateral upon default as provided herein;

         (f) VOTE OF PLEDGED STOCK. Vote or consent, and in connection therewith Pledgor grants to Secured Party a proxy to vote or to consent, with respect to Pledged Stock or Pledged Rights;

         (g) MANNER OF SALE OF PLEDGED STOCK. Restrict the prospective bidders or purchasers of Pledged Stock or Pledged Rights to persons or entities who (i) will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or sale of any of the Pledged Stock or Pledged Rights; and (ii) satisfy the offeree and purchaser requirements for a valid private placement transaction under
Section 4(2) of the

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Securities Act of 1933, as amended (the "Act"), and under all applicable
Securities and Exchange Commission releases, rules and regulations. Pledgor agrees that disposition of any of the Pledged Stock or Pledged Rights, if any, pursuant to any private sale made as provided above may be at prices and on other terms less favorable than if the Pledged Stock or Pledged Rights were sold at public sale, and that Secured Party has no obligation to delay the sale of any Pledged Stock or Pledged Rights for public sale under the Act. Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. In the event that Secured Party elects to sell the Pledged Stock or Pledged Rights, or part of them, and there is a public market for the Pledged Stock or Pledged Rights, in a public sale, Pledgor shall, upon demand by Secured Party, use its best efforts to register and qualify the Pledged Stock and/or Pledged Rights, under the Act and all state Blue Sky or securities laws required by the proposed terms of sale, and all expenses thereof shall be payable by Pledgor, including, but not limited to, all costs of (i) registration or qualification of, under the Act or any state Blue Sky or securities laws or pursuant to any applicable rule or regulation issued pursuant thereto, any Pledged Stock or Pledged Rights, and (ii) sale of such Pledged Shares, including, but not limited to, brokers' or underwriters' commissions, fees or discounts, accounting and legal fees, costs of printing and other expenses of transfer and sale. If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority shall be necessary to effectuate any sale or other disposition of Pledged Stock or Pledged Rights, or any part thereof, Pledgor will execute such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same;

         (h) MANNER OF SALE OF COLLATERAL OTHER THAN PLEDGED STOCK. Pledgor shall be given five (5) business days' prior notice of the time and place of any public sale or of the time after which any private sale or other intended disposition of the Collateral other than Pledged Stock is to be made, which notice Pledgor hereby agrees shall be deemed reasonable notice thereof; and

         (i) APPLICATION OF RECEIPTS. Secured Party shall apply all sums received or collected from or on account of the Collateral, including, without limitation, the proceeds of any sale thereof, to the payment of the costs and expenses incurred in preserving and enforcing the rights of Secured Party in effecting a sale of such Collateral (including, without limitation, reasonable attorneys' fees and legal expenses, including fees and expenses of in-house counsel) and to the payment of the Obligations in such order and manner as Secured Party, in its sole discretion, elects.

    9. DELIVER TO AND RIGHTS OF PURCHASER. Upon any sale or other disposition pursuant to this Pledge Agreement, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. Each purchaser at any such sale or other disposition (including Secured Party) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Pledgor, and Pledgor specifically waives (to the extent permitted by law), upon any such sale or disposition pursuant to this Pledge Agreement, all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

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    10.  COLLECTION OF COLLATERAL PAYMENTS.

         (a) COLLECTION OF PAYMENTS. Pledgor shall, at its sole cost and expense, take all reasonable and necessary action to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral ("Collateral Payments" or a "Collateral Payment"), including, without limitation, the taking of such action with respect thereto as Secured Party may request, or, in the absence of such request, as Pledgor may reasonably deem advisable; provided, however, that Pledgor shall not, without the prior written consent of Secured Party, grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment. Upon the request of Secured Party, Pledgor will notify and direct any account pledgor who is or might become obligated to make any Collateral Payment, to make payment thereof to Secured Party (or to Pledgor in care of Secured Party) at such address as Secured Party may designate. Pledgor will reimburse Secured Party promptly upon demand for all out-of-pocket costs and expenses, including reasonable attorneys' fees and litigation expenses, incurred by Secured Party in seeking to collect its Collateral Payment.

         (b) PAYMENTS IN TRUST. Upon the request of Secured Party, Pledgor will, forthwith upon receipt, transmit and deliver to Secured Party, in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by Secured Party) which may be received by Pledgor at any time as payment on account of any Collateral Payment and if such request shall be made, until delivery to Secured Party, such items will be held in trust for Secured Party and will not be commingled by Pledgor with any of its other funds or property. Thereafter, Secured Party is hereby authorized and empowered to endorse the name of Pledgor on any check, draft or other instrument for the payment of money received by Secured Party on account of any Collateral Payment if Secured Party believes such endorsement is necessary or desirable for purposes of collection.

         (c) INDEMNIFICATION. Pledgor hereby indemnifies and saves harmless Secured Party and its agents, officers and employees from and against all liabilities and reasonable expenses on account of any adverse claim asserted against Secured Party relating to any moneys received by Secured Party on account of any of Pledgor's Collateral Payments and such obligation of Pledgor shall continue in effect after and notwithstanding the discharge of the Obligations and the release of the security interest granted in Paragraph 1 above.

    11. STANDARD OF CARE. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral) to preserve rights against any parties with respect to any Collateral, (c) taking any necessary steps to collect or realize upon the Obligations or any guarantee therefor, or any part thereof, or any of the Collateral, or (d) initiating any action to protect the Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property consisting of negotiable securities.

    12. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS. This Pledge Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of all Obligations and the cancellation or termination of the Commitments, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of
Section 10.08 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of Obligations, the cancellation or termination of the Commitments, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination Secured Party will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Secured Party, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

    13.  SECURED PARTY AS AGENT.

         (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders, Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Pledge Agreement and the Credit Pledge Agreement.

         (b) Secured Party shall at all times be the same Person that is Agent under the Acquisition Sub Credit Agreement. Written notice of resignation by Agent pursuant to Article IX of the Acquisition Sub Credit Agreement shall also constitute notice of resignation as Secured Party under this Pledge Agreement; removal of Agent pursuant to Article IX of the Acquisition Sub Credit Agreement shall also constitute removal as Secured Party under this Pledge Agreement; and appointment of a successor Agent pursuant to Article IX of the Acquisition Sub Credit Agreement shall also constitute appointment of a successor Secured Party under this Pledge Agreement. Upon the acceptance of any appointment as Agent under Article IX of the Acquisition Sub Credit Agreement by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Pledge Agreement, and the retiring or removed Secured Party under this Pledge Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Pledge Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary to appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Pledge Agreement. After any retiring or removed Agent's resignation or removal hereunder as Secured Party, the provisions of this Pledge Agreement shall insure to its benefit as to any actions taken or omitted to be taken by it under this Pledge Agreement while it was Secured Party hereunder.

    14. CUMULATIVE RIGHTS. The rights, powers and remedies of Secured Party under this Pledge Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law, the Acquisition Sub Credit Agreement, the Loan Documents, the Guaranty or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's security interest in the Collateral.

    15. WAIVER. Any waiver, forbearance or failure or delay by Secured Party in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party. Pledgor waives any right to require Secured Party to proceed against any person or to exhaust any Collateral or to pursue any remedy in Secured Party's power, subject to the express provision of Section 2.01(b) of the Guaranty.

    16. SETOFF. Pledgor agrees that Secured Party may exercise its rights of setoff with respect to the Obligations in the same manner as if the Obligations were unsecured.

    17. BINDING UPON SUCCESSORS. All rights of each party hereto shall inure to the benefit of its successors and assigns, and all obligations of each party hereto shall bind its successors and assigns.

    18. ENTIRE AGREEMENT; SEVERABILITY; COUNTERPARTS. This Pledge Agreement contains the entire pledge agreement between Secured Party and Pledgor. If any of the provisions of this Pledge Agreement shall be held invalid or unenforceable, this Pledge Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly. This Agreement may be executed in counterparts all of which together shall constitute but one agreement.

    19. CHOICE OF LAW. THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UNIFORM COMMERCIAL CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES

HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA. Unless otherwise defined herein or in the Credit Pledge Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of California are used herein as therein defined. Any disputes or claims relating to this Pledge Agreement shall be resolved by arbitration in accordance with the terms and conditions set forth in Section 10.17 of the Acquisition Sub Credit Agreement and Section 9.01 of the Guaranty.

    20. AMENDMENT. This Pledge Agreement may not be amended or modified except by a writing signed by each of the parties hereto.

    21. NOTICES. Communications provided for herein shall be in writing and shall be delivered, mailed, postage prepaid or communicated in accordance with the Acquisition Sub Credit Agreement.

    22. ADDRESS; TRADE NAMES; RECORDS. The REIT represents that its chief place of business is 1873 South Bellaire Street, Suite 1700, Denver, Colorado, that "AIMCO" constitutes the only trade name or style used by the REIT; and that the REIT's records concerning the Collateral are kept at the REIT's chief place of business listed above. Each Common Stockholder represents that its place of business is as follows: c/o Apartment Investment and Management Company, 1873 South Bellaire Street, Suite 1700, Denver, Colorado, and that its records concerning the Collateral are kept at 1873 South Bellaire St., Suite 1700, Denver, Colorado.

    23. CAPTIONS. All captions used in this Pledge Agreement are for convenience only and shall not affect the construction of this Pledge Agreement.

    24. MODIFICATIONS. No modification or amendment of this Pledge Agreement shall be effective unless in writing and signed by the parties sought to be charged or bound hereby.

    25.  PLEDGOR'S THIRD PARTY WAIVERS.

         (a) RIGHTS OF SECURED PARTY. Pledgor authorizes Secured Party or any Lender to perform any or all of the following acts at any time in its sole discretion, all without notice to Pledgor, without affecting Pledgor's obligations under this Pledge Agreement or any other Loan Documents and without affecting the Liens and encumbrances against the Collateral in favor of Secured Party:

              (i) Secured Party or any Lender may alter any terms of the Obligations or any part thereof, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Obligations or any part thereof.

              (ii) Secured Party or any Lender may take and hold security for the Obligations, accept additional or substituted security, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security.

              (iii) Secured Party or any Lender may direct the order and manner of any sale of all or any part of any security now or later to be held for the Obligations, and Secured Party or any Lender may also bid at any such sale.

              (iv) Secured Party or any Lender may apply any payments or recoveries from Company, Pledgor, any Guaranty or any other source, and any proceeds of any security, to the obligations under the Loan Documents and the Obligations hereunder in such manner, order and priority as Secured Party or such Lender may elect.

              (v) Secured Party or any Lender may release any Guarantor of its liability for the Obligations or any part thereof and the Acquisition Sub of its liability under the Acquisition Sub Credit Agreement or the Loan Documents or any part thereof.

              (vi) Secured Party or any Lender may substitute, add or release any one or more guarantors or endorsers.

              (vii) In addition to the Obligations, Secured Party or any Lender may extend other credit to the Acquisition Sub or any Guarantor, and may take and hold security for the credit so extended, all without affecting Pledgor's liability hereunder and without affecting the liens and encumbrances against the Collateral hereunder.

         (b) ABSOLUTE OBLIGATIONS. Pledgor expressly agrees that until all Obligations are paid and performed in full and each and every term, covenant and condition of this Pledge Agreement to which Pledgor is a party is fully performed, Pledgor shall not be released of its obligations, waivers and agreements set forth herein nor shall the validity, enforceability or priority of the liens and encumbrances against the Collateral in favor of Secured Party be affected in any manner by or because of:

              (i) Any act or event which might otherwise discharge, reduce, limit or modify Pledgor's obligations hereunder or the liens and encumbrances against the Collateral in favor of Secured Party;

              (ii) Any waiver, extension, modification, forbearance, delay or other act or omission of Secured Party or any Lender or any failure to proceed promptly or otherwise as against the Acquisition Sub, any Guarantor, Pledgor or any other Person or any security;

              (iii) Any action, omission or circumstance which might increase the likelihood that Secured Party or any Lender might enforce the rights granted under this Pledge Agreement or which might affect the rights or remedies of Pledgor as against the Acquisition Sub or any Guarantor; or

              (iv) Any dealings occurring at any time between the Acquisition Sub or any Guarantor and Secured Party or any Lender, whether relating to the Obligations or otherwise.

    Pledgor hereby expressly waives and surrenders any defense to the performance of the obligations under this Pledge Agreement or to the enforcement of the liens and encumbrances against the Collateral in favor of Secured Party based upon any of the foregoing acts, omissions, agreements, waivers or matters described in this subsection. It is the purpose and intent of this Pledge Agreement that the obligations of Pledgor under this Pledge Agreement shall be absolute and unconditional under any and all circumstances.

         (c)  PLEDGOR'S WAIVERS. Pledgor waives:

              (i) All statutes of limitations as a defense to any action or proceeding brought against Pledgor or the Collateral by Secured Party or any Lender, to the fullest extent permitted by law;

              (ii) Any right it may have to require Secured Party or any Lender to proceed against the Acquisition Sub, any Guarantor or any other Person, proceed against or exhaust any security held from the Acquisition Sub, any Guarantor or any Person, or pursue any other remedy in Secured Party's or such Lender's power to pursue;

              (iii) Any defense based on any claim that Pledgor's obligations exceed or are more burdensome than those of any Guarantor or the Acquisition Sub;

              (iv) Any defense: (A) based on any legal disability of the Acquisiton Sub or any Guarantor, (B) based on any release, discharge, modification, impairment or limitation of the liability of the Acquisiton Sub or any Guarantor to Secured Party or any Lender from any cause, whether consented to by Secured Party or arising by operation of law, (C) arising out of or able to be asserted as a result of any case, action or proceeding before any court or other Governmental Authority relating to any Insolvency Proceeding or (D) arising from any rejection or disaffirmance of the Obligations, or any part thereof, or any security held therefor, in any such Insolvency Proceeding;

              (v) Any defense based on any action taken or omitted by Secured Party or any Lender in any Insolvency Proceeding involving the Acquisiton Sub or any Guarantor or any other Pledgor, including any election to have Secured Party's or such Lender's claim allowed as being secured, partially secured or unsecured, any extension of credit by Secured Party or any Lender to the Acquisiton Sub or any Guarantor in any Insolvency Proceeding, and the taking and holding by Secured Party or such Lender of any security for any such extension of credit;

              (vi) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of intention to accelerate, notices of acceleration, notices of acceptance of this Pledge Agreement and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind; and

              (vii) Any defense based on or arising out of any defense that the Acquisiton Sub or any Guarantor or any of their affiliates may have to the payment or performance of the Obligations.

         (d)  WAIVERS OF SUBROGATION AND OTHER RIGHTS.

              (i) Upon any Event of Default, in its sole discretion, without prior notice to or consent of Pledgor, Secured Party or any Lender may elect to: (A) foreclose against any Collateral for the Obligations, (B) accept a transfer of any such Collateral for the Obligations in lieu of foreclosure, (C) compromise or adjust the Obligations or any part thereof or make any other accommodation with any Guarantor or any Person, or (D) exercise any other remedy against any Guarantor or any Collateral for the Obligations. No such action by Secured Party or any Lender shall release or limit Secured Party's or the Lenders' rights hereunder, even if the effect of the action is to deprive Pledgor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from any Guarantor or any other Person for any sums paid to Secured Party or such Lender, whether contractual or arising by operation of law or otherwise. Pledgor expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any property to be held by Secured Party or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Obligations.

              (ii) Regardless of whether Pledgor may have made any payments to Secured Party, Pledgor forever waives: (A) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement from any Guarantor on account of the Collateral encumbered by this Pledge Agreement, whether contractual or arising by operation of law (including the United States Bankruptcy Code or any successor or similar statute) or otherwise;
    (B) all rights to enforce any remedy that Secured Party or any Lender may have against any Guarantor or any Person granting collateral for the Obligations; and (C) all rights to participate in any Collateral now or later to be held by Secured Party.

              (iii) Regardless of whether Pledgor may have made any payments to Lender, Pledgor hereby absolutely, irrevocably and unconditionally, now and forever, waives, releases and covenants not to sue Acquisition Sub or any shareholder thereof in respect of: (i) all rights of restitution, subrogation, exoneration, indemnification and contribution, all rights to collect reimbursement and all other rights, howsoever denominated, to recover from Acquisition Sub, any shareholder thereof any sums paid to Secured Party or any Lender whether pursuant hereto or otherwise paid on the Underlying Debt, and any other rights arising from the existence, payment, performance or enforcement of Pledgor's obligations under this Pledge Agreement or any Collateral Document, (ii) all rights to enforce any remedy that the Secured Party or any Lender may have against Acquisition Sub, (iii) all rights to participate in any security now or later to be held by Secured Party or any Lender for the Underlying Indebtedness, and (iv) all rights to require Acquisition Sub to perform the Underlying Indebtedness; in each case whether now exiting existing or hereafter arising and whether contractual or arising in equity, by statute, common law or otherwise by operation of law (including the United States Bankruptcy Code or any successor or similar statute) or otherwise. The foregoing waivers, releases and covenants are a material part of the consideration to the Lenders for extending the credit under the Acquisition Sub Credit Agreement to the Acquisition Sub and may be enforced by and inure to the benefit of Secured Party, each Lender, Acquisition Sub and its shareholders from time to time.

         (e) REVIVAL AND REINSTATEMENT. If Secured Party or any Lender is required to pay, return or restore to the Acquisition Sub, any Guarantor or any other Person any amounts previously paid under the Loan Documents because of any Insolvency Proceeding affecting the Acquisition Sub or any Guarantor or any other reason, the obligations of Pledgor shall be reinstated and revived and the rights of Secured Party and such Lender shall continue with regard to such amounts, all as though they had never been paid.

         (f) ELECTION OF REMEDIES. Without limiting the foregoing, Pledgor waives all rights and defenses arising out of an election of remedies by the Secured Party or any Lender even though that election of remedies has destroyed the Pledgor's rights of subrogation and reimbursement against the Acquisition Sub, any Guarantor or any other Pledgor by operation of law or otherwise.

         (g) ADDITIONAL OBLIGATIONS. Pledgor's obligations under this Pledge Agreement are in addition to Pledgor's obligations under any other existing or future agreements, each of which shall remain in full force and effect until it is expressly modified or released in a writing signed by Secured Party with any required consent of the Lenders. Secured Party may exercise its remedies hereunder, without first proceeding against the Acquisition Sub, any Guarantor, any other Person or any collateral that Secured Party may hold, and without pursuing any other remedy. Secured Party's rights under this Pledge Agreement shall not be exhausted by any action by Secured Party until all Obligations have been paid and performed in full.

         (h) CONSIDERATION. Pledgor acknowledges: that it expects to benefit from the Lenders' extension of the credit under the Loan Documents to the Acquisitioin Sub because of its relationship to the Acquisition Sub; that it is receiving substantial benefits (which are reasonably equivalent consideration for Pledgor's execution hereof) from the transaction of which that extension of indebtedness forms a part; and that it is executing this Pledge Agreement in consideration of those benefits.

         (g) INTER-CREDITOR PROVISIONS. As among the Agent and the Lenders only, nothing contained in this Pledge Agreement shall limit any of the approval rights of the Agent or the Lenders set forth in the Loan Documents.

    26. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATES OF NEW YORK OR CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS PLEDGE AGREEMENT. Pledgor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Pledgor at its address provided in Section 24, such service being hereby acknowledged by Pledgor to be sufficient for personal jurisdiction in any action against Pledgor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring proceedings against Pledgor in the courts of any other jurisdiction.

EXECUTED as of this 5th day of May, 1997.

    PLEDGOR:

    AIMCO Properties L.P.,
    a Delaware limited partnership

    By: /s/ Peter K. Kompaniez
       --------------------------------
       Peter K. Kompaniez
       Vice President

        /s/ Peter K. Kompaniez
       --------------------------------
       Peter K. Kompaniez




SIGNATURES CONTINUED ON NEXT PAGE

       --------------------------------
       Terry Considine

                                  SCHEDULE 1

    The following shares of capital stock in AIMCO/NHP Holdings, Inc.:


-------------------------------------------------------------------------------
       Holder                Description of Shares   Par Value      Quantity
-------------------------------------------------------------------------------
AIMCO PROPERTIES, L.P.,      Series A Preferred         $.01      95,000 shares
a Delaware limited           Stock of AIMCO/NHP
partnership                  Holdings, Inc.
-------------------------------------------------------------------------------
Terry Considine              Common Stock of            $.01       4,000 shares
                             AIMCO/NHP Holdings,
                             Inc.
-------------------------------------------------------------------------------
Peter K. Kompaniez           Common Stock of            $.01       1,000 shares
                             AIMCO/NHP Holdings,
                             Inc.
-------------------------------------------------------------------------------

                                   EXHIBIT A

                               PLEDGE AMENDMENT

    This Pledge Amendment, dated_______________, 19__, is delivered pursuant to Section 5(p) of the Pledge Agreement referred to below. The undersigned hereby agree(s) that this Pledge Amendment may be attached to the Pledge Agreement dated May 5, 1997, between the undersigned and Bank of America National Trust and Savings Association, a national banking association, as Agent, as Secured Party (the "Pledge Agreement"), and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be part of the Pledged Stock and shall become part of the Collateral and shall secure payment and performance of the Obligations.

                                       PLEDGOR:

                                       By
                                          ------------------------------------


-------------------------------------------------------------------------------
       Holder                Description of Shares   Par Value      Quantity
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


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